UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934
(Amendment No.       )

Filed by the Registrant  ☒
Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐ Preliminary Proxy Statement.
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2)).
☒ Definitive Proxy Statement.
☐ Definitive Additional Materials.
☐ Soliciting Material Pursuant to §240.14a-12.

ZAP

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒ No fee required.

☐ Fee computed on table below per Exchange Act Rules l4a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:
(2)	Aggregate number of securities to which transaction applies:
(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:
(5)	Total fee paid:

☐ Fee paid previously with preliminary materials.

☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11 (a)(2) and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)	Amount Previously Paid:
(2)	Form, Schedule or Registration Statement No.:
(3)	Filing Party:
(4)	Date Filed:

ZAP

June 28, 2013

DEAR ZAP SHAREHOLDER:

You are cordially invited to attend the annual meeting of shareholders of  ZAP  which will be held at the San Francisco Airport Marriott Waterfront, 1800 Old Bayshore Highway, Burlingame, CA 94010 on August 7, 2013, at 10:00 a.m. Pacific Time.

Details of the business to be conducted at the annual meeting are given in the Notice of Annual Meeting of Shareholders and the Proxy Statement.

This year, we are again using the Internet as our primary means of furnishing proxy materials to shareholders. Consequently, most shareholders will not receive paper copies of our proxy materials.  We will instead send these shareholders a notice with instructions for accessing the proxy materials and voting via the Internet.  The notice also provides information on how shareholders may obtain paper copies of our proxy materials if they so choose.  This makes the proxy distribution process more efficient and less costly and helps conserve natural resources.

Whether or not you plan to attend the annual meeting, please vote as soon as possible. On or about June 28, 2013, we will mail to our shareholders either (1) a copy of this Proxy Statement, a proxy card and our Annual Report or (2) a Notice of Internet Availability of Proxy Materials, which will indicate how to access our proxy materials and note on the Internet.

We look forward to seeing you at the annual meeting.
/s/ Charles Schillings/Alex Wang
Co-Chief Executive Officers

YOUR VOTE IS IMPORTANT

In order to ensure your representation at the annual meeting, you may submit your proxy and voting instructions via the Internet or by telephone, or, if you receive a paper proxy card and voting instructions by mail, you may vote your shares by completing, signing and dating the proxy card as promptly as possible and returning it in the enclosed envelope (to which no postage need be affixed if mailed in the United States).  Please refer to the section entitled “Voting via the Internet, by Telephone or by Mail” for a description of these voting methods.  Under recent regulatory changes, if you have not given your broker specific instructions to do so, your broker will NOT be able to vote your shares with respect to most proposals, including the election of directors.  If you do not provide voting instructions via the Internet, by telephone, or by returning a proxy card or voting instruction card, your shares will not be voted with respect to those mailers.  We strongly encourage you to vote.

ZAP
501 Fourth Street
Santa Rosa, CA 95401

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
To Be Held  August 7, 2013

The annual meeting of shareholders of ZAP will be held at the San Francisco Airport Marriott Waterfront, 1800 Old Bayshore Highway, Burlingame, CA 94010 on August 7, 2013 at 10:00 a.m. Pacific Time for the following purposes:

1.	To elect five (5) members of the Board of Directors;

2.	To ratify the appointment of Friedman LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2013;

3.	To hold an advisory vote on named executive officer compensation;

4.	To hold an advisory vote on the frequency of future advisory votes on named executive officer compensation;

5.	To act upon such other matters as may properly come before the annual meeting or any adjournments or postponements thereof.

The foregoing items of business are more fully described in the Proxy Statement.  The record date for determining those shareholders who will be entitled to notice of, and to vote at, the annual meeting and at any adjournments or postponements thereof is June 11, 2013.  The stock transfer books will not be closed between the record date and the date of the annual meeting.  A list of shareholders entitled to vote at the annual meeting will be available for inspection at the Company’s principal executive offices at the address listed above.

Whether or not you plan to attend the annual meeting, please vote as soon as possible.  As an alternative to voting in person at the annual meeting, you may vote via the Internet, by telephone or, if you receive a paper proxy card in the mail, by mailing a completed proxy card.  For detailed information regarding voting instructions, please refer to the section entitled “Voting via the Internet, by Telephone or by Mail”.  You may revoke a previously delivered proxy at any time prior to the annual meeting.  If you decide to attend the annual meeting and wish to change your proxy vote, you may do so automatically by voting in person at the annual meeting.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ Charles Schillings/Alex Wang
Co-Chief Executive Officers

Santa Rosa, California
June 28, 2013

TABLE OF CONTENTS

 Page

PROXY STATEMENT FOR ANNUAL MEETING OF SHAREHOLDERS	7

PURPOSE OF MEETING	7

VOTING	7

Voting Rights	7
Admission to Meeting	7
Recommendations of the Board of Directors	8
Voting via the Internet, by Telephone or by Mail	8
Revocation of Proxies	8

INTERNET AVAILABILITY OF PROXY MATERIALS	9

PROPOSAL NO. 1 ELECTION OF DIRECTORS	10

General	10
Vote Required	10
Business Experience and Qualifications of Directors and Nominees	10
Litigation Involving the Company and Certain Directors	11
Independent Directors	12
Board of Directors Leadership Structure and Role in Risk Oversight	12
Board Committees and Meetings	13
Director Compensation	15
Shareholder Communications with the Board of Directors	16
Recommendation of the Board of Directors	16

PROPOSAL NO. 2 RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	17

General	17
Principal Accountant Fees and Services	17
Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Registered Public Accounting Firm	17
Vote Required	18
Recommendation of the Board of Directors	18

PROPOSAL NO. 3 ADVISORY VOTE OF SHAREHOLDERS ON EXECUTIVE COMPENSATION	19

Overview	19
Recommendation of the Board of Directors	19

PROPOSAL NO. 4 ADVISORY VOTE OF SHAREHOLDERS ON FREQUENCY OF ADVISORY VOTES ON EXECUTIVE COMPENSATION	20
Overview	20
Recommendation of the Board of Directors	20

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	20

EXECUTIVE COMPENSATION AND RELATED INFORMATION	21

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS	26

AUDIT COMMITTEE REPORT	26

SHAREHOLDER PROPOSALS FOR 2014 ANNUAL MEETING OF SHAREHOLDERS	26

PROXY SOLICITATION AND COSTS	27

SHAREHOLDERS SHARING THE SAME ADDRESS	27

FORM 10-K	27

OTHER MATTERS	28

ZAP
501 Fourth Street
Santa Rosa, California 95401

PROXY STATEMENT
FOR
ANNUAL MEETING OF SHAREHOLDERS

These proxy materials are provided in connection with the solicitation of proxies by the Board of Directors of ZAP, a California corporation, for the annual meeting of shareholders to be held at 10:00 a.m. Pacific Time on August 7, 2013, at the San Francisco Airport Marriott Waterfront, 1800 Old Bayshore Highway, Burlingame, CA 94010 and at any adjournments or postponements of the annual meeting.  These proxy materials were first sent on or about June 28, 2011 to shareholders entitled to vote at the annual meeting.

PURPOSE OF MEETING

The specific proposals to be considered and acted upon at the annual meeting are summarized in the accompanying Notice of Annual Meeting of Shareholders.  Each proposal is described in more detail in this Proxy Statement.

VOTING

Voting Rights

Only shareholders of record of the Company’s   Common Stock on June 11, 2013, the record date, will be entitled to vote at the annual meeting.  Each holder of record will be entitled to one vote on each matter for each share of Common Stock held on the record date.  On the record date, there were 306,986,573shares of Common Stock outstanding.  A majority of the outstanding shares of Common Stock must be present or represented by proxy at the annual meeting in order to have a quorum.  Abstentions and broker non-votes will be treated as shares present for the purpose of determining the presence of a quorum for the transaction of business at the annual meeting.  A broker non-vote occurs when a bank, broker or other holder of record holding shares for a beneficial owner submits a proxy for the annual meeting but does not vote on a particular proposal, including the election of directors and all other proposals because that holder does not have discretionary voting power with respect to that proposal and has not received instructions from the beneficial owner.

In the election of directors, if there is a quorum, the five (5) individuals nominated for election to the Board of Directors who receive the most votes will be elected to the Board of Directors.  If any shareholder of the Company provides notice that he or she desires that the voting for the election of directors be cumulative at the annual meeting prior to voting, each shareholder will have the right to cumulate his or her voting power in the election of directors from among the nominees.  Under cumulative voting, each shareholder may give one nominee a number of votes equal to the number of directors to be elected, five, multiplied by the number of shares he or she holds, or distribute such number of votes among as many nominees as the shareholder sees fit.  If the enclosed proxy is executed and returned, or you submit your proxy by telephone or over the Internet, and voting for the election of directors is cumulative, the persons named in the enclosed proxy will have the authority to cumulate votes and to vote the shares represented by such proxy, and by other proxies held by them, so as to elect as many of the five nominees named below as possible.  Proposals Nos. 2, 3 and 4 require the approval of the affirmative vote of a majority of the shares of Common Stock present or represented by proxy and voting at the annual meeting, together with the affirmative vote of a majority of the required quorum.

Abstentions and broker non-votes have no effect on the determination of whether a nominee or any of the proposals has received the vote of a majority of the shares of Common Stock present or represented by proxy and voting at the meeting.  With respect to the election of directors and each of the other proposals, abstentions and broker non-votes could prevent the approval of a proposal where the number of affirmative votes, though a majority of the votes represented and cast, does not constitute a majority of the required quorum.

If the persons present or represented by proxy at the annual meeting constitute the holders of less than a majority of the outstanding shares of Common Stock as of the record date, the annual meeting may be adjourned to a subsequent date for the purpose of obtaining a quorum.  The inspector of elections appointed for the annual meeting will separately tabulate affirmative and negative votes, abstentions and broker non-votes.

Admission to Meeting

You are entitled to attend the annual meeting if you were a shareholder of record or a beneficial owner of our Common Stock as of June 11, 2013, the record date, or you hold a valid legal proxy for the annual meeting.  If you are a shareholder of record, you may be asked to present valid picture identification, such as a driver’s license or passport, for admission to the annual meeting.

If your shares are registered in the name of a bank or brokerage firm (your record holder), you may be asked to provide proof of beneficial ownership as of the record date, such as a brokerage account statement, a copy of the Notice of Internet Availability or voting instruction form provided by your bank, broker or other holder of record, or other similar evidence of ownership, as well as valid picture identification, for admission.  If you wish to be able to vote in person at the annual meeting, you must obtain a legal proxy from your brokerage firm, bank or other holder of record and present it to the inspector of elections with your ballot at the annual meeting.

Recommendations of the Board of Directors

The Company’s Board of Directors recommends that you vote:

●	FOR each of the nominees to the Board of Directors (Proposal No. 1);

●	FOR the ratification of the appointment of Friedman LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2011 (Proposal No. 2);

●	TO APPROVE the named executive officer compensation by shareholder advisory vote (Proposal No. 3);

●	TO APPROVE a three-year cycle for the frequency of the advisory vote on named executive compensation (Proposal No. 4).

Voting via the Internet, by Telephone or by Mail

Pursuant to rules adopted by the Securities and Exchange Commission (“SEC”), we have elected to provide access to our proxy materials over the internet. Accordingly, we are sending a Notice of Internet Availability of Proxy Materials (“Notice”) to our shareholders of record.  All shareholders will have the ability to access the proxy materials on the website referred to in the Notice or request to receive a printed set of the proxy materials.  Instructions on how to access the proxy materials over the internet or to request a printed copy may be found in the Notice.

We intend to mail the Notice on or about June 28, 2013 to all shareholders of record entitled to vote at the annual meeting.  We may send you a proxy card, along with a second Notice, after June 28, 2013.

For shareholders whose shares are registered in their own names, as an alternative to voting in person at the annual meeting, you may vote via the Internet, by telephone or, for those shareholders who receive a paper proxy card in the mail, by mailing a completed proxy card.  For those shareholders who receive a Notice of Internet Availability of Proxy Materials (described under “Internet Availability of Proxy Materials” below), the Notice of Internet Availability of Proxy Materials provides information on how to access your proxy card, which contains instructions on how to vote via the Internet or by telephone.  For those shareholders who receive a paper proxy card, instructions for voting via the Internet or by telephone are set forth on the proxy card.  Those shareholders who receive a paper proxy card and voting instructions by mail, and who elect to vote by mail, should sign and return the mailed proxy card in the prepaid and addressed envelope that was enclosed with the proxy materials, and your shares will be voted at the annual meeting in the manner you direct.  In the event that you return a signed proxy card on which no directions are specified, your shares will be voted FOR each of the nominees to the Board of Directors (Proposal No. 1), FOR the ratification of the appointment of Friedman LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2013 (Proposal No. 2), APPROVAL of  the named executive  officers compensation (Proposal No. 3), APPROVAL of  a three-year  cycle for the  frequency of an  advisory vote  on executive compensation (Proposal No. 4).

If your shares are registered in the name of a bank or brokerage firm (your record holder), you will receive instructions from your record holder that must be followed in order for your record holder to vote your shares per your instructions.  Many banks and brokerage firms have a process for their beneficial holders to provide instructions via the Internet or over the telephone.  If Internet or telephone voting is unavailable from your bank or brokerage firm, please complete and return the enclosed voting instruction card in the addressed, postage paid envelope provided.

Revocation of Proxies

You may revoke or change a previously delivered proxy at any time before the annual meeting by delivering another proxy with a later date, by voting again via the Internet or by telephone, or by delivering written notice of revocation of your proxy to the Secretary at the Company’s principal executive offices before the beginning of the annual meeting.  You may also revoke your proxy by attending the annual meeting and voting in person, although attendance at the annual meeting will not, in and of itself, revoke a valid proxy that was previously delivered.  If you hold shares through a bank or brokerage firm, you must contact that bank or brokerage firm to revoke any prior voting instructions.  You also may revoke any prior voting instructions by voting in person at the annual meeting if you obtain a legal proxy as described under “Admission to Meeting” above.

INTERNET AVAILABILITY OF PROXY MATERIALS

In accordance with Securities and Exchange Commission rules, we are using the Internet as our primary means of furnishing proxy materials to shareholders.  Consequently, most shareholders will not receive paper copies of our proxy materials.  We will instead send these shareholders a Notice of Internet Availability of Proxy Materials with instructions for accessing the proxy materials, including our proxy statement and annual report, and voting via the Internet.  The Notice of Internet Availability of Proxy Materials also provides information on how shareholders may obtain paper copies of our proxy materials if they so choose.  This makes the proxy distribution process more efficient and less costly and helps conserve natural resources. The Notice of Internet Availability of Proxy Materials is available at www.cstproxy.com/zapworld/2013.

PROPOSAL NO. 1

ELECTION OF DIRECTORS

General

Effective June 18, 2013, the Board of Directors approved an amendment to the Company’s Bylaws reducing the fixed number of directors from seven (7) to five (5). Consequently, there are five (5) nominees for positions on the board this year.  Listed below are the directors standing for re-election and nominees.  The Board of Directors appointed Co Nguyen to fill a vacancy on October 18, 2012 resulting from the resignations of Georges Penalver and Patrick Sevian as directors. Current directors Steven Schneider, Mark Abdou and Aileen Kao have not been nominated for re-election at the annual meeting. Priscilla Marilyn Lu,   Wang Huai Yi, Goman Chong, Co Nguyen and Wang Gang (Alex) have been nominated for election at the annual meeting.  The proxy holders intend to vote all proxies received by them for the nominees below unless otherwise instructed.

Directors	Positions and Offices Held with the Company
Priscilla Marilyn Lu, Ph.D.	Director, Chairman of the Board of Directors
Wang Huai Yi	Director
Goman Chong	Director
Co Nguyen	Director
Wang Gang ( Alex)	Co-Chief Executive Officer

Vote Required

The nominees for election to the Board of Directors receiving the highest number of affirmative votes of the shares entitled to be voted for them at the annual meeting, up to the five (5) directors nominated, will be elected to the Board of Directors. Abstentions and broker non-votes will not be taken into account in determining the outcome of the election of directors.

If any shareholder provides notice that he or she desires that the voting for the election of directors be cumulative at the annual meeting prior to voting, each shareholder will have the right to cumulate his or her voting power in the election of directors from among the nominees.  Under cumulative voting, each shareholder may give one nominee a number of votes equal to the number of directors to be elected, five (5), multiplied by the number of shares he or she holds, or distribute such number of votes among as many nominees as the shareholder sees fit.

Business Experience and Qualifications of Directors and Nominees

Dr. Priscilla M. Lu, 60, has served as a director of since August 2009.  Dr. Lu has served as founder and general partner of Cathaya Capital, L.P., a private equity venture fund focused on technology-based mature businesses, leveraging cross border alliances in China, with an emphasis in the clean technology and health care industries.  From 2003 to 2009, Dr. Lu was a China advisor to Mayfield Fund, a venture capital firm with over $2.8 billion under management. While at Mayfield Fund, Dr. Lu helped found the GSR Fund, a venture capital fund in China overseeing more than $700 million in investments.  In 2006, Dr. Lu founded ViDeOnline Inc., a company which delivered digital media over secured broadband and mobile networks to service providers to China broadband operators, and Dr. Lu served as its Chief Executive Officer from 2005 to 2007.  In 1994, Dr. Lu founded interWAVE Communications, a provider of mobile GSM and CDMA networks. Dr. Lu served as its Chief Executive Officer and its Chairman until 2003.  Dr. Lu oversaw the initial public offering of interWAVE’s Common Stock on the NASDAQ stock exchange.  Before this, Dr. Lu was at AT&T Bell Laboratories for 16 years, where she led efforts in digital switching and networking and developed the early technologies in CMOS VLSI in microprocessors.  Dr. Lu has a B.S. and M.S. in Computer Science and Mathematics from University of Wisconsin, Madison and holds a Ph.D. in Electrical Engineering and Computer Science from Northwestern University, funded as a Bell Labs Scholar.  Dr. Lu possesses particular knowledge and experience in technology and international business that strengthen the Board of Directors’ collective qualifications, skills, and experience.

The Board of Directors has concluded that Dr. Lu should serve as a director of because of her experience, knowledge, and expertise in technology and international business, her experience as Chairman of the Board of Directors and her experience as founder and general partner of Cathaya Capital L.P., which, with its affiliates, is the Company’s largest investor.

Wang Huai Yi , 57, is the founder and Chairman of Jonway Group, a multi-business enterprise owned 100% by him and his family. The Company has its headquarters in Taizhou, Zhejiang Province. He founded Jonway Auto in 2004, which was wholly-owned by Jonway Group until the Company   acquired a 51% ownership interest in 2011. Jonway Group also owns Jonway Motorcycle which produces more than a million motorcycles a year, primarily focused at international markets. Jonway Group also owns a number of real estate enterprises with holdings in Zhejiang Province. Mr. Wang has a long history in the automobile industry and owns a number of auto parts companies that supply to Jonway Auto and other automobile companies.

The Board of Directors has concluded that Mr. Chong should serve as a director   because of his background in the automobile industry and his, knowledge, and expertise in international business.

Goman Chong, 38, serves as a general partner of Cathaya Capital, L.P.  He has also been the President of daifu Waste Management Holdings Limited since September 2007, a medical waste management company invested in by Goldman Sachs.  Mr. Chong served as the Chief Executive Officer of Daifu Group, a medical information portal, from June 2007 to January 2009. From April 2004 to January 2006, he served as a Business Development Manager in Beijing for News Corporation, a global media company. Mr. Chong received his MBA degree from the Tsinghua–M.I.T. Sloan joint program at Tsinghua School of Economics and Management in 2004, and his Bachelor of Arts degree in Economics, Statistics and Actuarial Science from the University of Toronto in 1997.

The Board of Directors has concluded that Mr. Chong should serve as a director because of his background in economics, his experience, knowledge, and expertise in international business, and his experience as founder and general partner of Cathaya Capital L.P., which, with its affiliates, is the Company’s largest investor.

Co Nguyen, 39, serves as Chief Financial Officer of Cathaya Capital. He has significant experience in corporate finance and corporate management. Mr. Nguyen was Corporate Finance Director of Jaccar Holdings Vietnam. Before joining Jaccar Holdings in 2008, he was Deputy Director of Corporate Strategy and Finance Department of Prudential Life Insurance (Vietnam). Mr. Nguyen also spent seven years with FEDEX in France as Senior Financial Advisor. He served as an auditor for three years with Ernst & Young. Mr. Nguyen received his Masters in Auditing and Consulting from “Ecole Superieure de commerce de Paris”, France and MBA in International Business in 2000. Mr. Nguyen was appointed to the board of directors on October, 18, 2012 to fill a vacancy created by the resignations of Georges Penalver and Patrick Sevian as directors.

The Board of Directors has concluded that Mr. Nguyen should serve as a director because of his experience in international business and corporate finance that strengthens the board of directors’ collective qualifications, skills, and experience.

Wang Gang (Alex), 30, has served as Co-Chief Executive Officer and director of ZAP since October 2010.  Mr. Wang has also been the Chief Executive Officer of ZAP’s 51% owned subsidiary Zhejiang Jonway Automobile Co. Ltd., or Jonway, since March 2009.  He has been the Chief Operating Officer of Jonway Group Co., Ltd. from June 2006 to March 2009.  Mr. Wang graduated from the University of Sunderland in the United Kingdom with an undergraduate degree in business administration.

The Board of Directors has concluded that Mr. Wang should serve as a director of ZAP because of his experience in the automobile industry in China and his service as the Chief Executive Officer of Jonway, which experience will be important for its integration into ZAP.

Litigation involving the Company and certain directors.

On January 11, 2013, Cathaya Capital L.P. filed a lawsuit in the Superior Court of the State of California against Steven Schneider, Mark Abdou and Alex Wang for conducting an improper meeting of the board of directors on December 31, 2012 at which new directors were appointed. The lawsuit alleged that the meeting occurred without the required quorum of directors present and in violation of a covenant between the Company and Cathaya Capital which committed the Company to allow Cathaya to appoint up to four (4) directors.

On February 4, 2013, the Superior Court, County of Los Angeles, ruled that the actions taken at the December 31, 2012 meeting of the directors, including the appointment of Luo Hua Lian and Juan Gao to alleged vacancies on the board of directors, were null and void. On February 19, 2013, Steven Schneider, Mark Abdou and Alex Wang filed a cross-complaint against the Company, Priscilla Lu and Cathaya Capital challenging the ruling of the Superior Court and further alleging that the Company owed Mr. Schneider and Mr. Abdou, respectively, unpaid compensation. At a hearing  held on March 1, 201 3on the cross-complaint challenging the ruling on the proper composition of the board of directors, the court again ruled that the actions taken on December 31, 2012 were nullified and that members of the board of directors remained the same as it was prior to that meeting.

Independent Directors

The Company is not required by the OTC Bulletin Board on which it is traded to determine or comply with independent director requirements.  The following information concerning director independence is based on the director independence standards of The NASDAQ Stock Market Corporate Governance Rules. According to Listing Rule 5615(c) and IM-5615-5, because more than 50% of our voting power is beneficially held by Cathaya Capital, L.P. and its affiliates, we would be considered a “Controlled Company” under such rules and would not be subject to the requirements of Listing Rule 5615(b), except for the requirement of subsection (b)(2) which pertains to executive sessions of independent directors and from the requirement of independent director oversight of executive officer compensation and director nominations, as set forth in Listing Rules 5605(d) and 5605(e).

In determining independence, the Board of Directors reviews and seeks to determine whether directors have any material relationship with the Company direct or indirect, which would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. The Board of Directors reviews business, professional, charitable and familial relationships of the directors in determining independence.  A member of the Board of Directors is not considered independent under the objective standards if, for example, he or she is, or at any time during the past three years was, employed by the Company, or he or she is an executive officer of an entity that has an executive officer of the Company serving on the compensation committee of its board of directors. Mr. Abdou is not deemed independent since his law firm has been engaged to handle corporate legal matters of the Company. Ms. Lu and Mr. Chong are not deemed independent because they are general partners of Cathaya Capital, L.P., which along with its affiliates, beneficially owns more than 50% of the Company’s issued and outstanding voting securities.

The Company’s Audit Committee is currently composed of Priscilla Lu, Mark Abdou and Goman Chong, none of whom are independent.

Board of Directors Leadership Structure and Role in Risk Oversight

The Board of Directors has a non-employee Chairman, Ms. Lu, who has authority, among other things, to call and preside over Board meetings, to set meeting agendas and to determine materials to be distributed to the Board of Directors. Accordingly, the Chairman of the Board of Directors has substantial ability to shape the work of the Board of Directors. The Company believes that separation of the positions of   Chairman of the Board of Directors and Chief Executive Officer reinforces the independence of the Board of Directors in its oversight of the business and affairs of the Company.  In addition, the Company believes that having a non-employee Chairman of the Board of Directors creates an environment that is more conducive to objective evaluation and oversight of   management’s performance, increasing management accountability and improving the ability of the Board of Directors to monitor whether management’s actions are in the best interests of the Company and its shareholders.  As a result, the Company believes that having a non-employee Chairman of the Board of Directors enhances the effectiveness of the Board of Directors as a whole.

One of the board of directors’ key functions is informed oversight of the Company’s risk management process.  The Board of Directors does not have a standing risk management committee, but rather administers this oversight function directly through the Board of Directors as a whole, as well as through various Board standing committees that address risks inherent in their respective areas of oversight. In particular, our board of directors is responsible for monitoring and assessing strategic risk exposure, including a determination of the nature and level of risk appropriate for the Company.  Our Audit Committee has the responsibility to consider and discuss our major financial risk exposures and the steps our management has taken to monitor and control these exposures, including guidelines and policies to govern the process by which risk assessment and management is undertaken.  The Audit Committee also monitors compliance with legal and regulatory requirements, in addition to oversight of the performance of our internal audit function.  Our Nominating and Corporate Governance committee monitors the effectiveness of our corporate governance guidelines, including whether they are successful in preventing illegal or improper liability-creating conduct.  Our Compensation Committee assesses and monitors whether any of our compensation policies and programs has the potential to encourage excessive risk-taking. It is the responsibility of the committee chairs and management to report findings regarding material risk exposures to the Board of Directors as quickly as possible.  The Board of Directors has the responsibility of coordinating with management with regard to the determination and implementation of responses to any problematic risk management issues.

The Company is committed to excellence in corporate governance and maintains clear policies and practices that promote good corporate governance.  To this end, we have adopted a clear Corporate Governance Policy, as well as charters for our Audit Committee, Compensation Committee and Corporate Governance and Nominating Committee that clearly establish the committees’ respective roles and responsibilities. The Company has also adopted a Code of Business Conduct and Ethics that applies to all of our directors, officers and employees.

A copy of our Code of Business Conduct and Ethics is posted on our Internet website at www.zapworld.com/corporate-governance. Information on, or accessible through, this website is not a part of, and is not incorporated into, this proxy statement. If we make any amendment or modification to any provision of the Code of Business Conduct and Ethics that applies to our officers or directors, we intend to disclose such amendment or waiver and the reasons therefore on our Internet website at www.he Companyworld.com within two days of the action by the Board of Directors approving such amendment or modification or pursuant to applicable SEC rules.

The Company’s primary corporate governance documents, including our Corporate Governance Policy, Code of Ethics and Committee Charters, are available to the public on our website at http://www.zapworld.com/corporate-governance.

Board Committees and Meetings

During the Company’s fiscal year ended December 31, 2012, the Board of Directors held nine (9) meetings.  During this period, all of the directors attended at least 75% of the aggregate of the total number of meetings of the Board of Directors and the total number of meetings held by all committees of the Board of Directors on which each such director served, during the period for which each such director served. Georges Penalver and Patrick Sevian resigned on October 18, 2012. The Company’s directors are strongly encouraged to attend the annual meeting of shareholders. The Company did not have an annual meeting of shareholders in 2012.

The Company has three standing committees: the Audit Committee, the Compensation Committee and the Corporate Governance and Nominating Committee.  Each of these committees has a written charter approved by the Board of Directors.  A copy of each charter is available to the public on our website at http://www.zapworld.com/corporate-governance.  The following table provides membership and meeting information for each of the Board committees:

Director ________________________	Audit Committee _________	Compensation Committee __________	Corporate Governance and Nominating Committee __________
Steven Schneider
Priscilla Lu	X		X (a)
Mark Abdou	X	X
Goman Chong	X
Wang Huai Yi			X (a)
Total meetings in fiscal 2012 (a) Appointed June 18, 2013	4	1	0

Audit Committee

The Audit Committee is responsible for reviewing the financial information which will be provided to shareholders and others, reviewing the system of internal controls which management and the Board of Directors have established, appointing, retaining and overseeing the performance of the independent accountants, overseeing Company’s accounting and financial reporting processes and the audits of the Company’s financial statements, and pre-approving audit and permissible non-audit services provided by the independent accountants.  The Board of Directors has determined that Mark Abdou is an “audit committee financial expert” as defined in Item 407(d) of Regulation S-K.  Both members of this committee is an independent director and meets each of the other requirements for audit committee members under NADAQ listing standards, but as the audit committee needs to include at least three directors, our Audit Committee does not comply with NASDAQ listing standards.

Compensation Committee

The Compensation Committee’s basic responsibility is to review the performance and development of’ the Company’s management in achieving corporate goals and objectives and to assure that the Company executive officers are compensated effectively in a manner consistent with the Company’s  strategy, competitive practice, sound corporate governance principles and shareholder interests.  Toward that end, this committee oversees, reviews and administers all of the Company’s employee qualified benefit plans, employee stock programs, executive compensation programs and director compensation programs.

The Compensation Committee’s responsibilities and duties include an annual review and approval of the Company’s executive compensation programs, corporate goals and objectives relevant to the Co-Chief Executive Officers, and total compensation of the Co-Chief Executive Officers and the four highest paid elected officers other than the Co-Chief Executive Officers.  During fiscal 2012, the Compensation Committee performed these oversight responsibilities.  The Compensation Committee has the ability to engage any outside consultants or advisors as it deems appropriate, including the sole authority to retain and terminate such advisor or consultant.  The Company has not used any such consultant or advisor in fiscal 2012.  Executive officers may make recommendations regarding the amount or form of executive and director compensation, but the Compensation Committee does not designate the authority granted it by the Board of Directors to any other entity or individual.

Mr. Abdou was the only member of this committee and is an independent director under NADAQ listing standards, an “outside director” as defined in Section 162(m) of the Internal Revenue Code and a “non-employee director” as defined in Rule 16b-3 under the Securities Exchange Act of 1934.

Corporate Governance and Nominating Committee

The Corporate Governance and Nominating Committee is responsible for overseeing, reviewing and making periodic recommendations concerning the Company’s corporate governance policies, and for recommending to the Board of Directors candidates for election to the Board of Directors.

Directors are elected annually by the shareholders at the annual meeting. The Board of Directors proposes a slate of nominees for consideration each year. Between annual meetings, the Board of Directors may elect directors to serve until the next annual meeting.

Nominees for the Board of Directors should be committed to enhancing long-term shareholder value and must possess a high level of personal and professional ethics, sound business judgment and integrity.  The Board of Directors encourages selection of directors who will contribute to the Company’s overall corporate goals:  responsibility to its shareholders, technology leadership, effective execution, high customer satisfaction and superior employee working environment.  The Corporate Governance and Nominating Committee from time to time reviews the appropriate skills and characteristics required of directors, including factors that it seeks in directors such as diversity of business experience, viewpoints and personal background, and diversity of skills in the automotive industry, technology, finance, marketing, legal, international business, financial reporting and other areas that are expected to contribute to an effective Board of Directors.  In evaluating potential candidates for the Board of Directors, the Corporate Governance and Nominating Committee considers these factors in the light of the specific needs of the Board of Directors at that time.  The brief biographical description of each nominee set forth in the “Business Experience and Qualifications of Nominees” above includes the primary individual experience, qualifications, attributes and skills of each of our directors that led to the conclusion that each director should serve as a member of the Board of Directors at this time.

Neither the Board of Directors nor the Corporate Governance and Nominating Committee has a formal policy with regard to the consideration of diversity in identifying director nominees; however, the Board of Directors and the Corporate Governance and Nominating Committee believe that it is essential that the directors represent diverse viewpoints. The goal of the Corporate Governance and Nominating Committee is to ensure that our Board of Directors possesses a variety of perspectives and skills derived from high-quality business and professional experience. The Corporate Governance and Nominating Committee seeks to achieve a balance of knowledge, experience and capability on our Board of Directors. To this end, the Corporate Governance and Nominating Committee seeks nominees with the highest professional and personal ethics and values, an understanding of our business and industry, diversity of business experience and expertise, a high level of education, broad-based business acumen, and the ability to think strategically. Although the Corporate Governance and Nominating Committee uses these and other criteria to evaluate potential nominees, we have no stated minimum criteria for nominees. The Corporate Governance and Nominating Committee does not use different standards to evaluate nominees depending on whether they are proposed by our directors and management or by our shareholders. To date, we have not paid any third parties to assist us in this process.

In recommending candidates for election to the Board of Directors, the Corporate Governance and Nominating Committee is responsible for considering nominees recommended by directors, officers, employees, shareholders and others, using the same criteria to evaluate all candidates.  The Corporate Governance and Nominating Committee is responsible for reviewing each candidate’s qualifications, including whether a candidate possesses any of the specific qualities and skills desirable in certain members of the Board of Directors and in accordance with the committee’s charter.  Evaluations of candidates generally involve a review of background materials, internal discussions and interviews with selected candidates as appropriate.  Upon selection of a qualified candidate, the Corporate Governance and Nominating Committee is responsible for recommending the candidate for consideration by the full Board of Directors. The Corporate Governance and Nominating Committee has not retained a third-party search firm to assist in the identification or evaluation of director candidates for election to the Board of Directors at the annual meeting, although it may do so in the future.  The Company has not materially changed the procedures by which security holders may recommend nominees to the   board of directors since it last reported on this matter.

No candidates for director nominations were submitted to the Governance Committee by any shareholder in connection with the annual meeting.  Any shareholder desiring to present a nomination for consideration by the Governance Committee prior to the 2014 annual meeting must do so in accordance with the Company’s notice procedures, policies and bylaws.

Director Compensation

This section provides information regarding the compensation policies for directors and amounts paid and securities awarded to directors in fiscal 2012.

Directors who are employees of the Company do not receive compensation from us for the services they provide as directors. The Company entered into an agreement with its then sole independent director, Patrick Sevian, pursuant to which he was entitled to receive $30,000 per annum as compensation for services and $4,000 per annum for each committee served.

Directors are also reimbursed for out-of-pocket travel and other expenses incurred in attending Board of Directors and/or committee meetings.

The Compensation Committee establishes all components of compensation for directors and recommends changes to the Board of Directors.

The following table provides information as to compensation for services of the directors during fiscal year 2012.

Director Compensation

Name __________________________________	Fees Earned or Paid in Cash ($) __________	Stock Awards ($) (1) _________	Option Awards ($) (2) _________	All Other Compensation ($) _______	Total ($) ____
Priscilla Lu	$-0-	$-0-	$-0-	$-0-	$-0-
Huai Yi Wang (3)	—	—	—	—	—
Goman Chong	—	—	—	—	—
Co Nguyen (4)	__	__	__	—	__
Aileen Kao (4)	—	—	—	—	—
Steven Schneider Mark Abdou Georges Penalver (5) Patrick Sevian (5)	__ __	__ 40,000	__ 1,945 1,945	—	__ 1,945 41,945
Alex Wang (6)

(1)
The amounts in the Stock Awards column represent the aggregate grant date fair values, computed in accordance with Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 718, of restricted stock unit awards issued pursuant to the 2008 Equity Compensation Plan.  The grant date fair value of these awards is calculated using the closing price of the Company’s Common Stock on the grant date as if these awards were vested and issued on the grant date.  There can be no assurance that these grant date fair values will ever be realized by the non-employee directors.  For information regarding the number of unvested restricted stock units held by each non-employee director as of December 31, 2012, see the column “Unvested Restricted Stock Units Outstanding” in the table below.

(2)	Options to purchase 228,000 shares of Common Stock were awarded to independent directors in fiscal year 2011. Options to purchase Common Stock were awarded in 2012.
(3)	Appointed January 19, 2013
(4)	Appointed October 18, 2012.
(5)	Resigned October 18, 2012
(6)	Resigned January 19, 2013

Shareholder Communications with the Board of Directors

Shareholders may communicate with the Board of Directors through The Company’s Secretary by sending an email to investor@zapworld.com, or by writing to the following address:  Board of Directors, c/o Secretary, ZAP, 501 Fourth Street, Santa Rosa, CA 95401.  Shareholders also may communicate with the Company’s Compensation Committee through the Company’s Secretary by writing to the following address:  Compensation Committee, c/o Secretary, ZA, 501 Fourth Street, Santa Rosa, CA 95401.  The Company’s Secretary will forward all correspondence to the Board of Directors or the Compensation Committee, except for spam, junk mail, mass mailings, product complaints or inquiries, job inquiries, surveys, business solicitations or advertisements, or patently offensive or otherwise inappropriate material. The Company’s Secretary may forward certain correspondence, such as product-related inquiries, elsewhere within the Company’s for review and possible response.

Recommendation of the Board of Directors

The Board of Directors recommends that the shareholders vote FOR the election of each of the nominees listed herein.

PROPOSAL NO. 2

RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

General

The Company is asking the shareholders to ratify the Audit Committee’s appointment of Friedman LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2013.  In the event the shareholders fail to ratify the appointment, the Audit Committee will reconsider this appointment. Even if the appointment is ratified, the Audit Committee, in its discretion, may direct the appointment of a different independent registered public accounting firm at any time during the year if the Audit Committee determines that such a change would be in  the Company’s and its shareholders’ best interests. Friedman LLP has audited the Company’s consolidated financial statements annually since 2010 when Bagel, Josephs, Levine & Company, LLP, the Company’s previous s independent registered public accounting firm, was combined with Friedman LLP on January 1, 2010

Principal Accountant Fees and Services

The following is a summary of the fees billed by Friedman LLP for professional services rendered for the fiscal years ended December 31, 2011 and December 31, 2012:

Fee Category _______________________	Fiscal 2011 Fees __________	Fiscal 2012 Fees __________
Audit Fees	$225,000	$200,000
Audit-Related Fees	—	—
Tax Fees	—	—
All Other Fees	— __________	— __________
Total Fees	$225,000 ==========	$200,000 ==========

Audit Fees.  Consists of fees billed for professional services rendered for the integrated audit of the Company’s consolidated financial statements and of its internal control over financial reporting, for review of the interim consolidated financial statements included in quarterly reports and for services that are normally provided by Friedman LLP in connection with statutory and regulatory filings or engagements.

Audit-Related Fees.  Consists of fees billed for assurance and related services that are reasonably related to the performance of the audit or review of the Company’s consolidated financial statements and are not reported under “Audit Fees.”  These services include employee benefit plan audits, accounting consultations in connection with transactions, merger and acquisition due diligence, attest services that are not required by statute or regulation, and consultations concerning financial accounting and reporting standards.

Tax Fees.  Consists of fees billed for professional services for tax compliance, tax advice and tax planning.  These services include assistance regarding federal, state and international tax compliance, assistance with tax reporting requirements and audit compliance, assistance with customs and duties compliance, value-added tax compliance, mergers and acquisitions tax compliance, and tax advice on international, federal and state tax matters.  None of these services were provided under contingent fee arrangements.

All Other Fees.  Consists of fees for products and services other than the services reported above. These services included translation of filings and other miscellaneous services. No management consulting services were provided.

Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Registered Public Accounting Firm

The Audit Committee’s policy is to pre-approve all audit and permissible non-audit services to be provided by the independent registered public accounting firm.  These services may include audit services, audit-related services, tax services and other services.  Pre-approval is generally provided for up to one year and any pre-approval is detailed as to the particular service or category of services and is generally subject to a specific budget.  The independent registered public accounting firm and management are required to report periodically to the Audit Committee regarding the extent of services provided by the independent registered public accounting firm in accordance with this pre-approval, and the fees for the services performed to date.  The Audit Committee may also pre-approve particular services on a case-by-case basis.

Vote Required

The affirmative vote of a majority of the shares of  the Company’s Common Stock present or represented by proxy and voting at the annual meeting, together with the affirmative vote of a majority of the required quorum, is required for approval of this proposal.

Recommendation of the Board of Directors

The Board of Directors recommends that the shareholders vote FOR the ratification of the appointment of Friedman LLP to serve as the independent registered public accounting firm for the fiscal year ending December 31, 2013.

PROPOSAL NO. 3

SHAREHOLDER ADVISORY VOTE ON NAMED EXECUTIVE OFFICER COMPENSATION

Overview

The Dodd-Frank Wall Street Reform and Consumer Protection Act  (“Dodd-Frank”) , enacted on July 21, 2010, imposed several new requirements on public companies relating to executive compensation and corporate governance. Among other things, Dodd-Frank requires that public companies hold several types of shareholder advisory votes on executive compensation, starting in 2011. For smaller reporting companies, such as the Company, the advisory votes must be held at the first annual meeting on or after January 21, 2013. Accordingly, the Company is required to hold these advisory votes at the 2013 annual   meeting. Pursuant to this vote, shareholders will be asked to approve the executive compensation described in this Proxy Statement, sometimes referred to as “Say-on-Pay”. The advisory vote will be a non-binding shareholder vote on all executive compensation disclosed in this Proxy Statement and   may not be construed as overruling any decision by the Company’s board of directors or to affect the fiduciary duties of the board of directors. Dodd-Frank requires that the advisory vote be held no less often than once every three years.

Vote Required

The affirmative vote of a majority of the shares of the Company’s Common Stock present or represented by proxy and voting at the annual meeting, together with the affirmative vote of a majority of the required quorum, is required for approval of this proposal.

Recommendation of the Board of Directors

The Board of Directors recommends that the shareholders approve the named executive officers compensation byvoting FOR the following resolution:

“RESOLVED, that the compensation paid to the Company’s named executive officers pursuant toItem 402 of Regulation S-K, including compensation tables and narrative discussion is hereby APPROVED”

PROPOSAL NO. 4

SHAREHOLDER VOTE ON FREQUENCY OF ADVISORY VOTE
 ON EXECUTIVE COMPENSATION

Overview

In addition to the advisory vote on executive compensation described in Proposal No 3, Dodd-Frank requires a separate non-binding vote, referred to the “frequency vote”, in which shareholders will express their opinion on whether the “Say-on-Pay” advisory should be held every one year, two years or three years. Dodd-Frank further provides that the “frequency vote” must be held no less than once every six years. The “frequency vote” is a non-binding vote, similar to the “Say-on-Pay” vote. However, rules adopted by the Securities & Exchange Commission encourage companies to abide by the preference expressed by the shareholders. The Company intends to abide by the preference expressed by the shareholders.

Recommendation of the Board of Directors

The Board of Directors has determined that an advisory vote on executive compensation every three (3) years is the best approach for the Company based on a number of considerations, including the following:

●	A three-year vote cycle give the Board sufficient time to consider the results of the advisory vote and to implement any desired changes to executive compensation policies and procedures.

●	A three-year vote cycle will provide stockholders sufficient time to evaluate the effectiveness of the Company’s compensation strategies and the related business outcomes of The Company.

Although the vote is non-binding, the Board of Directors will take into account the outcome of the vote when making future decisions about executive compensation policies and procedures. The Board of Directors recommends a vote to conduct an advisory vote on executive compensation every three (3) years and recommends that the stockholders vote FOR the following resolution:

“RESOLVED, that the shareholder advisory vote on named executive officer compensation shall be held every three (3) years”.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information known to the Company with respect to beneficial ownership of the Company’s Common Stock as of June 11, 2013 for (i) each director and nominee, (ii) each holder of 5.0% or greater of the  Common Stock, (iii) the Company’s  Co-Chief Executive Officers and the two most highly compensated executive officers other than the Co-Chief Executive Officers and the Chief Financial Officer named in the table entitled “Summary Compensation Table” below (the “named executive officers”), and (iv) all executive officers and directors as a group.  Unless otherwise listed below, the address for each listed shareholder is the Company’s address: 501 Fourth Street, Santa Rosa, CA 95401.

Beneficial ownership is determined under the rules of the SEC and generally includes voting or investment power with respect to securities.  Except as indicated in the footnotes to this table and pursuant to applicable community property laws, to the Company’s knowledge the persons named in the table below have sole voting and investment power with respect to all shares of Common Stock beneficially owned.  In addition, unless otherwise indicated, all persons named below can be reached at ZAP, 501 Fourth Street, Santa Rosa, CA 95401.  The number of shares beneficially owned by each person or group as of June 11, 2013 includes shares of Common Stock that such person or group had the right to acquire on or within 60 days after June 11, 2013, including, but not limited to, upon the exercise of options or the vesting of restricted stock units.  References to options in the footnotes of the table below include only options to purchase shares outstanding as of June 11, 2013 that were exercisable on or within 60 days after June 11, 2013, and references to restricted stock units in the footnotes of the table below include only restricted stock units outstanding as of June 11, 2013 that would vest and could settle on or within 60 days after June 11, 2013. For each individual and group included in the table below, percentage ownership is calculated by dividing the number of shares beneficially owned by such person or group by the sum of the 306,986,573 shares of Common Stock outstanding on June 11, 2013 plus the number of shares of Common Stock that such person or group had the right to acquire on or within 60 days after June 11, 2013.

Name	Number of Shares Beneficially Owned	Percentage Owned (A)
Goldenstone Worldwide Limited	30,000,000	9.77%
Wang Gang (Alex)(1)	5,690,981	1.85%
Steven Schneider(2)	14,863,620	1.01%
Cathaya Capital L.P.(3)	195,981,276	20.77%
Priscilla Lu (4)	6,600,364	1.95%
Mark Abdou (5)	496,098	*
Benjamin Zhu	1,000,000	*
Goman Chong	10,000	*
Wang Huai Yi (1)	-0-
Charles Schillings	-0-
Co Nguyen
All Directors and Executive Officers as a group (9 persons)	28,661,063	9.33%
All other holders of shares, warrants and options	225,981,276
	254,642,339

*Less than one percent

(A)	Reflects only shares actually owned as of the record date of June 11, 2013 and excludes shares beneficially owned.
(1)	These shares are held jointly with Wang Gang’s (Alex) father Wang Huai Yi.
(2)	Includes 11,762,296 shares of Common Stock issuable upon the exercise of stock options that are currently exercisable or will be exercisable within 60 days of June 11, 2013.
(3)
Includes (a) 90, 981,276 shares of Common Stock issuable upon conversion of a promissory note and 20,000,000 shares of Common Stock issuable upon exercise of a warrant held by China Electric Vehicle Corporation, (b) 10,000,000 shares of Common Stock issuable upon the exercise of a warrant and 69,000,000 shares of Common Stock held by Cathaya Capital, L.P., (c) 6,000,000 shares of Common Stock held by Better World International Limited.

(4)
Dr. Lu is the Chairman of the Board of Directors and is also founder and general partner of Cathaya Capital Co., Ltd., the general partner of Cathaya Capital GP, L.P., which is the general partner of Cathaya Capital L.P., a Cayman Islands exempted limited partnership (“Cathaya”). Cathaya is the sole shareholder of China Electric Vehicle Corporation, a British Virgin Islands Company (“CEVC”).  Dr. Lu is also a director of Better World International Limited, a British Virgin Islands company (“Better World”) and Cathaya  is the majority shareholder of Better World. Accordingly, Ms. Lu’s beneficial ownership may be deemed to include (a) a promissory note convertible into 90,981,276 shares of Common Stock and a warrant to purchase 20,000,000 shares of Common Stock held by China Electric Vehicle Corporation, (b) 10,000,000 shares of Common Stock issuable upon the exercise of a warrant and 69,000,000 shares of Common Stock held by Cathaya Capital, L.P., (c) 6,000,000 shares of Common Stock held by Better World International Limited, (d) options to purchase 6,600,364 shares of Common Stock that are currently exercisable or will be exercisable within 60 days of  June 11, 2013 held by Dr. Priscilla Marilyn Lu. Dr. Lu disclaims ownership of the shares beneficially owned by China Electric Vehicle Corporation, Cathaya Capital, L.P. and Better World International Limited, except to the extent of her pecuniary interest therein.

(5)	Includes 357,255 shares of Common Stock issuable upon the exercise of stock options that are currently exercisable or will be exercisable within sixty (60) days of June 11, 2013.

Equity Compensation Plan Information

The following table provides information as of December 31, 2012 with respect to the shares of Common Stock that may be issued under existing equity compensation plans. The Company has four active equity compensation plans: The 2008 Equity Compensation Plan, the 2007 Consultant Stock Plan, the Amended and Restated 2006 Incentive Stock Plan, and the 2002 Incentive Stock Plan. The Company has 1 million shares authorized for issuance under its 2004 Consultant Stock Plan, but has not issued any of these options. These plans provide for the grant of incentive stock options and non-statutory options to employees, directors and consultants to the Company. The Company granted incentive stock options and non-statutory options at exercise price per share equal to the fair market value per of the Common Stock on the date of grant. The vesting generally, three years, and exercise provisions were determined by the board of directors, with a maximum life from five to ten years.

	2008 Plan		2007 Plan		2006 Plan		2002 Plan
	Number of Shares	Weighted Average Exercise Price	Number of Shares	Weighted Average Exercise Price	Number of Shares	Weighted Average Exercise Price	Number of Shares	Weighted Average Exercise Price
Outstanding at January 1, 2009	—	—	1,000	$1.03	5,278	$0.93	5,388	$0.97
Granted	18,974	$0.37	1,560	$0.40	—	—	—	—
Exercised	—	—	—	—	—	—	—	—
Canceled	—	—	(1,160)	1.03	(2,996)	0.93	(2,592)	0.97

Outstanding at December 31, 2009	18,974	$0.37	1,400	$0.37	2,282	$0.86	2,796	$1.08
Plan transfer and adjustments	40	—	(1,000)	$0.40	1,074	$0.40	1	—
Granted	1,260	$0.34	1,100	$0.48	—	—	—	—
Exercised	(140)	$0.25	—	—	—	—	—	—
Canceled	(840)	$0.27	—	—	—	—	—	—

Outstanding number of shares exercisable and intrinsic value at December 31, 2010	19,294	$0.37	1,500	$0.51	3,290	$0.72	2,694	$0.92

The weighted average fair value of options granted during the years ended December 31, 2010 and 2009 was $0.80 and $0.37.

EXECUTIVE COMPENSATION AND RELATED INFORMATION

Executive Officers

Set forth below are the names, ages, and certain biographical information about our current executive officers.

Executive Officer	Positions and Offices Held with The Company
Charles Schillings (1)	Co-Chief Executive Officer
Alex Wang (1)	Co-Chief Executive Officer
Benjamin Zhu	Chief Financial Officer

_________________
(1)	Biographical information for Mr. Wang is included above under Proposal No. 1 on page 5.

Charles Schillings, 54, has been the Company’s Co-Chief Executive Officer since August 8, 2012 and was the Company’s Chief Operating Officer from June 17, 2012 to August 7, 2012.  He currently serves on the Board of Directors of Strasbaugh Inc., a public company, which develops, designs, manufactures, markets, and sells precision surfacing systems and solutions worldwide.  From May 2007 to May 2010, Mr. Schillings served as the President and Chief Executive Officer of Strasbaugh Inc.  Since 2005, Mr. Schillings has served as the President and Chief Executive Officer of R.H. Strasbaugh, the operating subsidiary of Strasbaugh, Inc.  Mr. Schillings holds an M.S.B.A. degree in International Business from San Francisco State University and a B.S. degree in Business Finance with an Economics minor from San Diego State University.

Benjamin Zhu, 40, has been the Company’s Chief Financial Officer since March 2011.  Prior to that, he was the deputy head of finance at BAIC Foton Auto Group, a large commercial vehicle manufacturer, since August 2009. From July 2008 to July 2009, Mr. Zhu served as the CFO of Ready Medicine Group, a drug wholesale and retail business, where he oversaw mergers and acquisitions in China in addition to financial responsibilities.  From March 2007 to June 2008, Mr. Zhu was the finance director of Chery Global, one of China’s largest automobile manufacturers.  From August 2005 to February 2007, Mr. Zhu was an audit director at Homeworld Hypermarket Group, a large retailer in China, where he helped prepare for The Company’s initial public offering.  Mr. Zhu also has 9 years of combined experience at the international accounting firms of Deloitte & Touche LLP and PricewaterhouseCoopers LLP. Mr. Zhu obtained a degree in Industry Economics from the Southwest University of Finance and Economics in China in 1993.

Summary of Compensation

The following table sets forth the compensation earned by the named executive officers for services rendered in all capacities to the Company and its subsidiaries for each of the last two or fewer fiscal years during which such individuals served as executive officers. The Company’s named executive officers for fiscal 2012 include the Company’s Co-Chief Executive Officers and the two most highly compensated executive officers other than the Co-Chief Executive Officers in fiscal 2012.

Summary Compensation Table

Name and Principal Position	Fiscal Year	Salary ($)	Bonus ($)	Stock awards ($)(1)	Option awards ($)(2)	Nonequity incentive plan compensation ($)	Nonqualified deferred compensation earnings ($)	All other compensation ($)	Total ($)
Charles Schillings Co-Chief Executive Officer and Chief Operating Officer (3)	2012 2011	$82,000 -0-	-0- -0-	-0- -0-	37,149 -0-	-0- -0-	-0- -0-	-0- -0-	$119,949 -0-
Alex Wang, Co-Chief Executive Officer Steven Schneider, Co-Chief Executive Officer (4) Benjamin Zhu, Chief Financial Officer	2012 2011 2012 2011 2012 2011	150,000 123,804 $16,250 236,530 140,000 116,666	-0- -0- -0- -0- -0- -0-	-0- -0- -0- -0- -0- -0-	-0- 1,031700 -0- -0- 97,267 427,500	-0- -0- -0- -0- -0- -0-	-0- -0- -0- -0- -0- -0-	-0- -0- -0- -0- -0- -0-	$ 150.000 1,155,505 $16,250 236,530 $237,267 544,166
H. David Jones, Chief Operating Officer (5)	2012 2011	$-0- 57,685	-0- -0-	-0- -0-	-0- -0-	-0- -0-	-0- -0-	-0- $6,250	-0- $63,935
Gary Dodd, President (6)	2012 2011	$-0- 67,472	-0- -0-	$-0- 25,000	-0- -0-	-0- -0-	-0- -0-	-0- -0-	$-0- 94,472

(1)
The amounts in the Stock Awards column represent the aggregate grant date fair values, computed in accordance with Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 718, of restricted stock unit awards issued pursuant to the 2008 Equity Compensation Plan.  The grant date fair value of these awards is calculated using the closing price of   the Company’s Common Stock on the grant date as if these awards were vested and issued on the grant date.  There can be no assurance that these grant date fair values will ever be realized by the Named Executive Officers.

(2)	The fair value of each option and warrant is estimated on the date of grant using the Black-Scholes-Merton option-pricing model with the following weighted-average assumptions:

	2011	2012
Dividends	None	None
Expected volatility	104.6% to 105.4%	146.54% – 127.78%
Risk free interest rate	1.14% to 2.01%	0.79% - 1.11%
Expected life	5.0 to 6.06 years	6.06 years

(3)	Mr. Schillings was appointed Co-Chief Executive Officer on August 8, 2012 and Chief OperatingOfficer on June 17, 2012.

(4)	Mr. Schneider was terminated as Co-Chief Executive Officer effective June 6, 2012.

(5)	Mr. Jones resigned as Chief Operating Officer June 30, 2011.

(6)	Mr. Dodd resigned as President on September 1, 2011.

The following table shows the number of shares of Common Stock covered by exercisable and unexercisable stock options held by the named executive officers as of December 31, 2012.

Outstanding Equity Award At 2012 Fiscal Year-End

	Option Awards				Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable)	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date	Number of Shares of Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock that Have Not Vested ($)
Charles Schillings, Co-Chief Executive Officer Steven Schneider, Co-Chief Executive Officer and Secretary	-0- 550,000 566,117 348,588 572,686 390,966 1,000,000 8,33,940	400,000 0 0 0 0 0 0 0	$0.10 $1.26 $1.32 $0.93 $0.94 $0.83 $0.39 $0.39	7/31/2012 6/23/2014 11/16/2014 6/7/2015 11/9/2017 8/11/2016 8/09/2014 8/09/2014	-0-	$-0-
Alex Wang, Co-Chief Executive Officer	1,332,000	1,668,000	$0.43	9/06/2016
Benjamin Zhu, Chief Financial Officer	305,000 -0-	195,000 500,000	$1.50 $0.22	4/01/2016 01/25/2011

Potential Payments upon Termination or Change in Control

Acceleration of Equity Awards

Each outstanding award to all employees under the 2008 Equity Compensation Plan, the 2006 Incentive Stock Plan, and the 2002 Incentive Stock Plan that is subject to vesting provisions may vest in full and become immediately exercisable upon a change in control or in the event of the named executive officer’s death, terminal illness or long-continued and indefinite illness. The 2007 Consultant Stock Plan and 2004 Consultant Stock Plan do not contain such a provision.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

On January 12, 2011, ZAP entered into a Senior Secured Convertible Note and Warrant Purchase Agreement (the “CEVC Agreement”) with China Electric Vehicle Corporation, of which Cathaya Capital L.P. is the sole shareholder.  Pursuant to the CEVC Agreement, (i) CEVC purchased from  ZAP a Senior Secured Convertible Note (the “CEVC Note”) in the principal amount of US$19 million, (ii) ZAP issued to CEVC a warrant (the “CEVC Warrant”) exercisable for two years for the purchase of up to 20 million shares of ZAP’s Common Stock at $0.50 per share, subject to adjustments as set forth therein, (iii) ZAP, certain investors and CEVC entered into an Amended and Restated Voting Agreement that amended and restated that certain Voting Agreement, dated as of August 6, 2009, (iv) ZAP, certain investors and CEVC entered into an Amended and Restated Registration Rights Agreement that amended and restated that certain Registration Rights Agreement, dated as of August 6, 2009, which grants certain registration rights relating to the Note and the Warrant, and (v) ZAP and CEVC entered into a Security Agreement that secures the Note with all of ZAP’s assets other than those assets specifically excluded from the lien created by the Security Agreement.

The CEVC Note was scheduled to mature on February 12, 2012, but was extended to August 12, 2012 by agreement of CEVC. On March 22, 2012, ZAP entered into an amendment to the CEVC Note which extended the maturity date to August 12, 2013. The amendment adjusted the rate at which the CEVC Note would convert into ZAP Common Stock or the common stock of Zheijiang Jonway Automobile Co. Ltd held by ZAP. In addition, the warrant issued in connection with the CEVC Note was amended to change the terms of exercise and to extend the termination date of that warrant to February 12, 2014. The interest accrued on the CEVC Note through February 12, 2012 in the amount of $1.7 million was added to the existing principal balance. The total amount of the CEVC Note is approximately $20.7 million with a new maturity date of August 12, 2013. Interest accrues at the rate of 8% per annum.

AUDIT COMMITTEE REPORT

The information contained in this report shall not be deemed to be “soliciting material,” to be “filed” with the SEC or be subject to Regulation 14A or Regulation 14C (other than as provided in Item 407 of Regulation S-K) or to the liabilities of Section 18 of the Securities Exchange Act of 1934, and shall not be deemed to be incorporated by reference in future filings with the SEC except to the extent that the Company specifically incorporates it by reference into a document filed under the Securities Act of 1933 or the Securities Exchange Act of 1934.

The Audit Committee has reviewed and discussed with management and Friedman LLP the audited consolidated financial statements contained in the Company’s Annual Report on Form 10-K for the 2012 fiscal year.  The Audit Committee has also discussed with Friedman LLP the matters required to be discussed by SAS No. 61, as amended (AICPA, Professional Standards, Vol. 1. section 380), as adopted by the Public Company Accounting Oversight Board in Rule 3200T.

The Audit Committee has received and reviewed the written disclosures and the letter from Friedman LLP required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the Audit Committee concerning independence, and has discussed with Friedman LLP its independence from the Company.

Based on the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements be included in  the Company’s Annual Report on Form 10-K for its 2012 fiscal year for filing with the SEC.

In addition, the Audit Committee has selected Friedman LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2013, and the Board of Directors concurred with such selection. The Audit Committee has recommended to the shareholders that they ratify and approve the selection of Friedman LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2013.

Submitted by the Audit Committee

SHAREHOLDER PROPOSALS FOR 2014 ANNUAL MEETING OF SHAREHOLDERS

Requirements for Shareholder Proposals to be Considered for Inclusion in the Company’s Proxy Materials.  Shareholders of the Company may submit proposals on matters appropriate for shareholder action at meetings of the Company’s shareholders in accordance with Rule 14a-8 promulgated under the Securities Exchange Act of 1934, as amended (“1934 Act”)   For such proposals to be included in the Company’s proxy materials relating to its 2014 Annual Meeting of Shareholders, all applicable requirements of Rule 14a-8 must be satisfied and such proposals must be received by the Company no later than January 12, 2014.  Such proposals should be delivered to ZAP, Attn: Secretary, 501 Fourth Street, Santa Rosa, CA 95401.

Requirements for Shareholder Proposals to be Brought Before the Annual Meeting.  The Company’s’ Bylaws provide that, except in the case of proposals made in accordance with Rule 14a-8, for shareholder nominations to the Board of Directors or other proposals to be considered at an annual meeting of shareholders, the shareholder must have given timely notice thereof in writing to the Secretary of the Company.  A shareholder’s notice to Secretary must set forth the information required by the Bylaws and Rule 14a-4 promulgated under the  1934 Act,  with respect to each matter the shareholder proposes to bring before the annual meeting.

In addition, the proxy solicited by the Board of Directors for the 2014 Annual Meeting of Shareholders will confer discretionary authority to vote on (i) any proposal presented by a shareholder at that meeting for which  the Company has not been provided with notice on or prior to January 14,2014 and (ii) any proposal made in accordance with the bylaw provisions, if the 2012 proxy statement briefly describes the matter and how management’s proxy holders intend to vote on it, if the shareholder does not comply with the requirements of Rule 14a-4(c)(2) under the 1934 Act.

PROXY SOLICITATION AND COSTS

The Company will bear the entire cost of this solicitation of proxies, including the preparation, assembly, printing, and mailing of the Notice of Internet Availability of Proxy Materials, this Proxy Statement, the proxy and any additional solicitation material that the Company may provide to shareholders. Copies of solicitation material will be provided to brokerage firms, fiduciaries and custodians holding shares in their names that are beneficially owned by others so that they may forward the solicitation material to such beneficial owners.  Further, the original solicitation of proxies by mail may be supplemented by solicitation by telephone and other means by directors, officers and employees of the Company. No additional compensation will be paid to these individuals for any such services.

SHAREHOLDERS SHARING THE SAME ADDRESS

The SEC has adopted rules that permit companies and intermediaries (such as brokers) to implement a delivery procedure called “householding.”  Under this procedure, multiple shareholders who reside at the same address may receive a single copy of our annual report and proxy materials, including the Notice of Internet Availability of Proxy Materials, unless the affected shareholder has provided contrary instructions.  This procedure reduces printing costs and postage fees.

Once again this year, a number of brokers with account holders who beneficially own our Common Stock will be “householding” our annual report and proxy materials, including the Notice of Internet Availability of Proxy Materials.  A single Notice of Internet Availability of Proxy Materials and, if applicable, a single set of annual report and other proxy materials will be delivered to multiple shareholders sharing an address unless contrary instructions have been received from the affected shareholders.  Once you have received notice from your broker that it will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. Shareholders may revoke their consent at any time by contacting the Secretary of the Company at the Company’s address.

Upon written or oral request, the Company will promptly deliver a separate copy of the Notice of Internet Availability of Proxy Materials and, if applicable, a separate set of proxy materials to any beneficial owner at a shared address to which a single copy of any of those documents was delivered. To receive a separate copy of the Notice of Internet Availability of Proxy Materials and, if applicable, a separate set of proxy materials, you may write or call the Company’s Investor Relations Department at ZAP, 501 Fourth Street, Santa Rosa, CA 95401, Attention: Investor Relations.

Any shareholders who share the same address and currently receive multiple copies of our Notice of Internet Availability of Proxy Materials or annual report and other proxy materials, who wish to receive only one copy in the future, can contact their bank, broker or other holder of record to request information about householding.

FORM 10-K

THE COMPANY WILL MAIL WITHOUT CHARGE, UPON WRITTEN REQUEST, A COPY OF THE COMPANY’S ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED DECEMBER 31, 2012, INCLUDING THE CONSOLIDATED FINANCIAL STATEMENTS, SCHEDULES AND LIST OF EXHIBITS, AND ANY PARTICULAR EXHIBIT SPECIFICALLY REQUESTED. REQUESTS SHOULD BE SENT TO: ZAP, 501 FOURTH STREET, SANTA ROSA, CA 95401, ATTN:  INVESTOR RELATIONS. THE ANNUAL REPORT ON FORM 10-K IS ALSO AVAILABLE AT WWW.ZAPWORLD.COM.

OTHER MATTERS

The Board of Directors knows of no other matters to be presented for shareholder action at the annual meeting.  However, if other matters do properly come before the annual meeting or any adjournments or postponements thereof, the Board of Directors intends that the persons named in the proxies will vote upon such matters in accordance with their best judgment.

BY ORDER OF THE BOARD OF DIRECTORS
Dated: June 28, 2013	By: /s/ Charles Schillings / Alex Wang Co-Chief Executive Officers

ZAP
501 Fourth Street
Santa Rosa, California 95401

NOTICE OF ANNUAL
MEETING OF SHAREHOLDERS
To Be Held On
August 7, 2013

To the Shareholders of ZAP:

The 2013 Annual Meeting of the Shareholders of ZAP, a California corporation, (the “Company”) will be held on Wednesday, August 7, 2013 at 10:00 a.m. Pacific Time at the San Francisco Airport Marriott Waterfront, 1800 Old Bayshore Highway, Burlingame, CA 94010.

The purpose of the meeting is to consider and take action upon the following matters:

(1)	To elect five (5) members of the Board of Directors;
(2)	To ratify the appointment of Friedman LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2013;
(3)	To hold an advisory vote on named executive officer compensation;
(4)	To hold an advisory vote on the frequency of future advisory votes on named executive officer compensation; and
(5)	Such other business as may properly be brought before the meeting and any postponements, continuations, or adjournments thereof.

The Board of Directors recommends that you vote in Favor of Proposals 1, 2 and 3 and for 3 YEARS on Proposal 4.

*Shareholders are cordially invited to attend the Annual Meeting and vote in person.

You May Vote Your Proxy When You View The Material On The Internet. You Will Be Asked To Follow The Prompts To Vote Your Shares.

Your electronic vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed, dated and returned the proxy card.

Vote Your Proxy on the Internet: Go to www.cstproxyvote.com Have your notice available when you access the above website. Follow the prompts to vote your shares.

COMPANY ID:

PROXY NUMBER:

ACCOUNT NUMBER:

The Proxy Materials are available for review at:
        http://www.cstproxy.com/zapworld/2013

ZAP
501 Fourth Street
Santa Rosa, California 95401

Important Notice Regarding the Availability Of Proxy Materials For the Shareholder Meeting to Be Held On Wednesday, August 7, 2013

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.

If you would like to receive a paper or e-mail copy of these documents, you must request one. There is no charge for such documents to be mailed to you. Please make your request for a copy as instructed below on or before July 28, 2013 to facilitate a timely delivery.

The following Proxy Materials are available to you to review at: http://www.cstproxy.com/zapworld/2013

-	the Company’s Annual Report for the year ending December 31, 2012.

-	the Company’s 2013 Proxy Statement (including all attachments thereto).

-	the Proxy Card.

-	any amendments to the foregoing materials that are required to be furnished to shareholders.

ACCESSING YOUR PROXY MATERIALS ONLINE

Have this notice available when you request a paper copy of the proxy materials or to vote your proxy electronically. You must reference your company ID., 9-digit proxy number and 10-digit account number.

REQUESTING A PAPER COPY OF THE PROXY MATERIALS

By telephone please call 1-888-221-0690,
or
By logging on to http://www.cstproxy.com/zapworld/2013
or
By email at: proxy@continentalstock.com

Please include the company name and your account number in the subject line.

PROXY

Please mark your votes like this	☒

	For All	Withheld All	For All Except
The Board of Directors recommends a vote “FOR” all the Director Nominees listed.	☐	☐	☐

1. Election of Nominees:

1 Priscilla M. Lu
2 Goman Chong
3 Co Tuong Nguyen
4  Wang Huai Yi
5  Wang Gang (Alex)

Write Exceptions Below

(To withhold authority to vote for any individual nominee, mark “FOR ALL EXCEPT”, and write the nominee’s number in the box provided above to the right.)

The Board of Directors unanimously recommends that you vote “FOR” Proposals No. 2 and No. 3 and for “3 YEARS” on Proposal No. 4.

		FOR	AGAINST	ABSTAIN
2.	TO RATIFY THE APPOINTMENT OF FRIEDMAN LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2013.	☐	☐	☐

		FOR	AGAINST	ABSTAIN
3.	TO HOLD AN ADVISORY VOTE ON NAMED EXECUTIVE OFFICER COMPENSATION.	☐	☐	☐

		3 YEARS	2 YEARS	1 YEAR	ABSTAIN
4.	TO HOLD AN ADVISORY VOTE ON THE FREQUENCY OF FUTURE ADVISORY VOTES ON NAMED EXECUTIVE OFFICER COMPENSATION.	☐	☐	☐	☐

COMPANY ID:

PROXY NUMBER:

ACCOUNT NUMBER:

Signature(s)  _________________________            Signature(s)  ________________________       Date   _______________
Note:  Please mark, date and sign this proxy card and return it in the enclosed envelope. Please sign as your name appears on this card. If shares are registered in more than one name, all owners should sign. If signing in a fiduciary or representative capacity, please give full title and attach evidence of authority. Corporations please sign with corporate name by a duly authorized officer.

▲ FOLD AND DETACH HERE AND READ THE REVERSE SIDE ▲

VOTE BY INTERNET OR TELEPHONE Q U I C K ★ ★ ★ E A S Y ★ ★ ★ I M M E D I AT E

As a stockholder of ZAP, you have the option of voting your shares electronically through the Internet or on the telephone, eliminating the need to return the proxy card. Your electronic vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed, dated and returned the proxy card. Votes submitted electronically over the Internet or by telephone must be received by 7:00 p.m., Eastern Time, on August 6, 2013.

Vote Your Proxy on the Internet: Go to www.cstproxyvote.com Have your proxy card available when you access the above website. Follow the prompts to vote your shares.	OR	Vote Your Proxy by Phone: Call 1 (866) 894-0537 Use any touch-tone telephone to vote your proxy. Have your proxy card available when you call. Follow the voting instructions to vote your shares.	OR	Vote Your Proxy by mail: Mark, sign, and date your proxy card, then detach it, and return it in the postage-paid envelope provided.

PLEASE DO NOT RETURN THE PROXY CARD IF YOU ARE VOTING ELECTRONICALLY OR BY PHONE

ZAP	PROXY

PROXY FOR ANNUAL MEETING TO BE HELD ON AUGUST 7, 2013. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned, revoking all prior proxies, hereby appoints Charles Schillings with full power as proxies for the undersigned, to represent the undersigned and to vote all the shares of Common Stock of the Company which the undersigned would be entitled to vote, as fully as the undersigned could vote and act if personally present, at the Annual Meeting of Stockholders (the “Meeting”) to be held on August 7, 2013, at 10:00 a.m., Pacific Time, at the San Francisco Airport Marriott Waterfront, 1800 Old Bayshore Highway, Burlingame, CA 94010 or at any adjournments or postponements thereof. Should the undersigned be present and elect to vote at the Meeting or at any adjournments or postponements thereof, and after notification to the Secretary of the Company at the Meeting of the stockholder's decision to terminate this proxy, then the power of such attorneys or proxies shall be deemed terminated and of no further force and effect. This proxy may also be revoked by filing a written notice of revocation with the Secretary of the Company or by duly executing a proxy bearing a later date. In their discretion, the Proxies are authorized to vote upon any other matter that may properly come before the meeting or any adjournments thereof.

THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS INSTRUCTED ON THE REVERSE SIDE. IF THIS PROXY IS EXECUTED BUT NO VOTING INSTRUCTIONS ARE GIVEN, THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED FOR EACH OF THE NOMINEES AND FOR PROPOSALS 2 AND 3 AND FOR 3 YEARS ON PROPOSAL 4.

Important - This Proxy must be Signed, Dated and returned promptly please see reverse for voting instructions

▲ FOLD AND DETACH HERE AND READ THE REVERSE SIDE ▲

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be held August 7, 2013.

The Proxy Statement and our 2012 Annual Report to Stockholders are available at http://www.cstproxy.com/zapworld/2013